UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Dated of Report (Date of Earliest Event Reported): December 14, 2007
of
ARRIS GROUP, INC.
A Delaware Corporation
IRS Employer Identification No. 58-2588724
Commission File Number 000-31254
3871 Lakefield Drive
Suwanee, Georgia 30024
(678) 473-2000
Not Applicable

Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Form 8-K/A amends the Current Report on Form 8-K of ARRIS Group, Inc., dated December 20, 2007, regarding the acquisition of C-COR Incorporated. The sole purpose of this amendment is to provide the unaudited pro forma financial information required by Item 9(b), which pro forma financial information was excluded from the original filing in reliance on Item 9(b)(2) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.
     (b) Pro Forma Financial Information
     The pro forma financial information with respect to ARRIS’ acquisition of C-COR is filed with this Current Report as Exhibit 99.1 hereto.
     (d) Exhibits

99.1	Pro Forma Financial Information.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
By:	/s/ Lawrence A. Margolis
Lawrence A. Margolis
Executive Vice President of Strategic Planning, Administration and Chief Counsel and Secretary

Dated: December 21, 2007